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Rule 497(e)

File No. 811-3364

2-75503


                             MAXIM SERIES FUND, INC.
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998


Maxim Blue Chip Portfolio

The description of Founders Asset Management, LLC, on page 50 is hereby amended to state that Thomas M. Arrington, CFA, has been appointed as lead portfolio manager for Maxim Blue Chip Portfolio, effective February 1, 1999. The third paragraph under the heading "Founders Asset Management, LLC is deleted and replaced with the following:

The day-to-day manager of the Maxim Blue Chip Portfolio is Thomas M. Arrington, Vice President of Investments, Founders Asset Management, LLC. Mr. Arrington is a Chartered Financial Analyst who has been lead portfolio manager for Founders Blue Chip Fund since February 1999. Mr. Arrington joined Founders in December 1998 as co-lead portfolio manager for Founders Growth Fund. Prior to joining Founders, he was a vice president and director of income equity strategy
(1994-1998),  a vice  president  and  director  of income  and  growth  strategy
(1993-1994), a securities research analyst (1991-1994), and a business administration manager (1990-1991) for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. A graduate of the University of California, Los Angeles, Mr. Arrington received an MBA from San Francisco State University.


                         The date of this supplement is
                                February 1, 1999.